EXHIBIT 99
                                                                  ----------
EMC INSURANCE GROUP INC. REPORTS
2005 SECOND QUARTER RESULTS

  Second Quarter 2005
  Net Income Per Share - $0.38
  Net Operating Income Per Share - $0.34
  GAAP Combined Ratio - 103.9%

     DES MOINES, Iowa (July 28, 2005) - EMC Insurance Group Inc. (Nasdaq/NM:EMCI) today reported operating income of $0.34 per share for the second quarter ended June 30, 2005 compared to operating income of $0.12 per share for the second quarter of 2004(1). Operating income for the six months ended June 30, 2005 was $1.08 per share compared to $0.82 per share for the same period in 2004.
     Net income, including realized investment gains/losses, was $5,161,000 ($0.38 per share) for the second quarter of 2005 compared to $3,466,000 ($0.30 per share) for the second quarter of 2004. Net income for the six months ended June 30, 2005 was $15,663,000 ($1.15 per share) compared to $11,815,000 ($1.02 per share) for the same period in 2004. Results for the second quarter of 2004 include $2,558,000 ($1,663,000 or $0.14 per share after tax) of realized gains associated with a bankruptcy payout award for bonds issued by MCI Communications Corporation.
     "The results reported for the first six months of 2005 are encouraging," stated President and CEO Bruce G. Kelley. "The actions we took in 2004 to strengthen our reserves and improve our book of business have produced solid results for the first six months of 2005 and we look forward to continued success in the second half of the year."
     Premiums earned increased 24.1 percent to $104,202,000 for the three months ended June 30, 2005 from $83,984,000 for the same period in 2004. For the six months ended June 30, 2005, premiums earned increased 22.7 percent to $205,496,000 from $167,443,000 for the same period in 2004. The majority of these increases are attributed to a 6.5 percentage point increase in the Company's aggregate participation interest in the EMC Insurance Companies pooling arrangement that became effective January 1, 2005. As a result of this increase, the Company's aggregate participation in the pooling arrangement increased from 23.5 percent to 30.0 percent. The increase in premiums earned also reflects the impact of rate increases that were implemented in the property and casualty insurance business during 2004. On an overall basis, rate competition increased moderately in the property and casualty insurance marketplace during the first six months of 2005; however, there have been indications of more intense rate competition in select territories and lines of business and the Company expects market conditions to remain competitive for the remainder of the year. The Company will continue to implement rate increases in those lines of business and/or territories where such action is warranted, but the overall level of these rate increases is expected to be smaller than those implemented during 2004.
     Investment income increased 48.6 percent to $10,201,000 for the three months and 35.3 percent to $19,132,000 for the six months ended June 30, 2005 from $6,866,000 and $14,140,000 for the same periods in 2004. These increases are primarily attributed to additional interest income earned on $107,801,000 of cash received from Employers Mutual Casualty Company in the first quarter of 2005 in connection with the change in the pooling arrangement and the $34,890,000 of net proceeds received in October 2004 from the Company's follow-on stock offering.
     The Company experienced $2,051,000 ($1,333,000 or $0.10 per share after tax) of adverse development on prior years' reserves during the second quarter of 2005. For the second quarter of 2004, adverse development on prior years' reserves totaled $5,997,000 ($3,898,000 or $0.34 per share after tax) and included $2,940,000 ($1,910,000 or $0.17 per share after tax) of
bulk loss and settlement expense reserves.   For the first six months of
2005, the Company had favorable development on prior years' reserves of $3,836,000 ($2,493,000 or $0.18 per share after tax) compared to adverse development of $2,207,000 ($1,435,000 or $0.12 per share after tax) for the same period in 2004.
     Catastrophe and storm losses declined to $5,980,000 ($0.29 per share after tax) in the second quarter of 2005 from $7,197,000 ($0.40 per share after tax) in the second quarter of 2004. For the first six months of 2005, catastrophe and storm losses totaled $8,606,000 ($0.41 per share after tax) compared to $8,212,000 ($0.46 per share after tax) for the same period in 2004.
     The Company's GAAP combined ratio was 103.9 percent in the second quarter of 2005 compared to 107.0 percent in the second quarter of 2004. For the first six months of 2005, the GAAP combined ratio was 99.3 percent compared to 100.4 percent for the same period in 2004.
     At June 30, 2005, consolidated assets totaled $1.1 billion, including $0.9 billion in the investment portfolio; stockholders' equity was $243.3 million; and net book value of the Company's stock was $17.88 per share, an increase of 6.2 percent from $16.84 per share at December 31, 2004.
     Operating results for the first six months of 2005 are in line with expectations and management has reaffirmed its 2005 operating earnings guidance of $2.15 to $2.40 per share.
     The Company will host an earnings call in conjunction with today's release. The teleconference will begin at 10:00 a.m. eastern daylight time, July 28, 2005. Dial-in information for the call is toll-free 1-877-407-9205. The event will be archived and available for digital replay through August 4, 2005. The replay access information is toll-free 1-877-660-6853; account number 286; conference ID number 161277. A webcast of the teleconference will be presented by Vcall and can be accessed at www.Vcall.com or from the Company's investor relations page at www.emcinsurance.com. The archived webcast will be available for one year. A transcript of the teleconference will also be available on the Company's website shortly after the completion of the teleconference.
     EMC Insurance Group Inc., the publicly-held insurance holding company of EMC Insurance Companies, owns subsidiaries with operations in property and casualty insurance and reinsurance. EMC Insurance Companies is one of the largest property and casualty entities in Iowa and among the top 60 insurance entities nationwide. For more information, visit our website www.emcinsurance.com.
     The Private Securities Litigation Reform Act of 1995 provides issuers the opportunity to make cautionary statements regarding forward-looking statements. Accordingly, any forward-looking statement contained in this report is based on management's current beliefs, assumptions and expectations of the Company's future performance, taking into account all information currently available to management. These beliefs, assumptions and expectations can change as the result of many possible events or factors, not all of which are known to management. If a change occurs, the Company's business, financial condition, liquidity, results of operations, plans and objectives may vary materially from those expressed in the forward-looking statements. The risks and uncertainties that may affect the actual results of the Company include, but are not limited to the following: catastrophic events and the occurrence of significant severe weather conditions; the adequacy of loss and settlement expense reserves; state and federal legislation and regulations; changes in our industry, interest rates or the performance of financial markets and the general economy; rating agency actions and other risks and uncertainties inherent to the Company's business. When the Company uses the words "believe", "expect", "anticipate", "estimate", or similar expressions, it intends to identify forward-looking statements. You should not place undue reliance on these forward-looking statements.
(1)The Company uses a non-GAAP financial measure called "operating income" that management believes is useful to investors because it illustrates the performance of our normal, ongoing operations, which is important in understanding and evaluating our financial condition and results of operations. While this measure is consistent with measures utilized by investors to evaluate performance, it is not a substitute for the U.S. GAAP financial measure of net income. Therefore, the Company has provided a reconciliation of this non-GAAP financial measure to the U.S. GAAP financial measure of net income in the Consolidated Statements of Income schedule contained in this release. Management also uses non-GAAP financial measures for goal setting, determining employee and senior management awards and compensation, and evaluating performance.


CONSOLIDATED STATEMENT OF INCOME - UNAUDITED

                          Property
Quarter Ended           and Casualty                 Parent
June 30,2005             Insurance    Reinsurance   Company     Consolidated
-----------------------------------------------------------------------------
Revenues:
  Premiums earned ..... $ 81,177,327 $ 23,024,882 $          - $  104,202,209
  Investment income,
    net ...............    7,488,089    2,665,174       47,274     10,200,537
  Other income ........      147,574            -            -        147,574
                        ------------ ------------ ------------ --------------
                          88,812,990   25,690,056       47,274    114,550,320
                        ------------ ------------ ------------ --------------
Losses and expenses:
  Losses and settlement
    expenses ..........   59,118,497   14,425,179            -     73,543,676
  Dividends to
    policyholders .....      791,213            -            -        791,213
  Amortization of
    deferred policy
    acquisition costs     18,480,589    5,240,661            -     23,721,250
  Other underwriting
    expenses ..........    8,522,304    1,669,381            -     10,191,685
  Interest expense ....      193,125       84,975            -        278,100
  Other expenses ......      247,520            -      260,870        508,390
                        ------------ ------------ ------------ --------------
                          87,353,248   21,420,196      260,870    109,034,314
                        ------------ ------------ ------------ --------------
    Operating income
      (loss) before
      income taxes ....    1,459,742    4,269,860     (213,596)     5,516,006
                        ------------ ------------ ------------ --------------
Realized investment
  gains ...............      811,547       21,690            -        833,237
                        ------------ ------------ ------------ --------------
    Income (loss)
      before income
      taxes ...........    2,271,289    4,291,550     (213,596)     6,349,243
                        ------------ ------------ ------------ --------------
Income tax expense
  (benefit):
    Current ...........      661,538    1,220,664      (74,758)     1,807,444
    Deferred ..........     (550,715)     (68,144)           -       (618,859)
                        ------------ ------------ ------------ --------------
                             110,823    1,152,520      (74,758)     1,188,585
                        ------------ ------------ ------------ --------------
      Net income (loss) $  2,160,466 $  3,139,030 $   (138,838)$    5,160,658
                        ============ ============ ============ ==============
Average shares
  outstanding .........                                            13,602,194
Per Share Data:
---------------
  Net income per share
   - basic and diluted  $       0.16 $       0.23 $      (0.01)$         0.38
  (Increase) decrease
    in provision for
    insured events of
    prior years (after
    tax) .............. $      (0.12)$       0.02 $          - $        (0.10)
  Catastrophe and storm
    losses (after tax)  $      (0.28)$      (0.01)$          - $        (0.29)
  Dividends per share                                          $         0.15
Other Information of
  Interest:
--------------------
  Increase (decrease)
    in provision for
    insured events of
    prior years ....... $  2,490,160 $   (439,415)$          - $    2,050,745
  Catastrophe and storm
    losses ............ $  5,776,404 $    204,086 $          - $    5,980,490
  GAAP Combined Ratio:
    Loss ratio ........        72.8%        62.7%            -          70.6%
    Expense ratio .....        34.3%        30.0%            -          33.3%
                        ------------ ------------ ------------ --------------
                              107.1%        92.7%            -         103.9%
                        ============ ============ ============ ==============


                          Property
Quarter Ended           and Casualty                 Parent
June 30, 2004             Insurance   Reinsurance   Company     Consolidated
-----------------------------------------------------------------------------
Revenues:
  Premiums earned ..... $ 62,209,091 $ 21,775,196 $          - $   83,984,287
  Investment income,
    net ...............    4,554,410    2,297,481       13,772      6,865,663
  Other income ........      265,112            -            -        265,112
                        ------------ ------------ ------------ --------------
                          67,028,613   24,072,677       13,772     91,115,062
                        ------------ ------------ ------------ --------------
Losses and expenses:
  Losses and settlement
    expenses ..........   48,475,198   15,172,251            -     63,647,449
  Dividends to
    policyholders .....    1,095,581            -            -      1,095,581
  Amortization of
    deferred policy
    acquisition costs     13,354,823    4,545,473            -     17,900,296
  Other underwriting
    expenses ..........    7,344,098     (164,550)           -      7,179,548
  Interest expense ....      193,125       84,975            -        278,100
  Other expenses ......      228,066            -      191,151        419,217
                        ------------ ------------ ------------ --------------
                          70,690,891   19,638,149      191,151     90,520,191
                        ------------ ------------ ------------ --------------
    Operating income
      (loss) before
      income taxes ....   (3,662,278)   4,434,528     (177,379)       594,871
                        ------------ ------------ ------------ --------------
Realized investment
  gains ...............    2,452,066      729,042            -      3,181,108
                        ------------ ------------ ------------ --------------
    Income (loss)
      before income
      taxes ...........   (1,210,212)   5,163,570     (177,379)     3,775,979
                        ------------ ------------ ------------ --------------
Income tax expense
  (benefit):
    Current ...........   (1,153,952)   1,717,095      (60,889)       502,254
    Deferred ..........        7,927     (198,944)      (1,194)      (192,211)
                        ------------ ------------ ------------ --------------
                          (1,146,025)   1,518,151      (62,083)       310,043
                        ------------ ------------ ------------ --------------
      Net income (loss) $    (64,187)$  3,645,419 $   (115,296)$    3,465,936
                        ============ ============ ============ ==============
Average shares
  outstanding .........                                            11,558,120

Per Share Data:
---------------
  Net income per share
   - basic and diluted  $      (0.01)$       0.32 $      (0.01)$         0.30
  (Increase) decrease
    in provision for
    insured events of
    prior years (after
    tax) .............. $      (0.40)$       0.06 $          - $        (0.34)
  Catastrophe and storm
    losses (after tax)  $      (0.39)$      (0.01)$          - $        (0.40)
  Dividends per share                                          $         0.15

Other Information of
  Interest:
--------------------
  Increase (decrease)
    in provision for
    insured events of
    prior years ....... $  7,114,003 $ (1,117,152)$          - $    5,996,851
  Catastrophe and storm
    losses ............ $  7,031,774 $    165,198 $          - $    7,196,972
  GAAP Combined Ratio:
    Loss ratio ........        77.9%        69.7%            -          75.8%
    Expense ratio .....        35.1%        20.1%            -          31.2%
                        ------------ ------------ ------------ --------------
                              113.0%        89.8%            -         107.0%
                        ============ ============ ============ ==============

                          Property
Six Months Ended        and Casualty                 Parent
June 30, 2005             Insurance   Reinsurance   Company     Consolidated
-----------------------------------------------------------------------------
Revenues:
  Premiums earned ..... $160,895,599 $ 44,600,680 $          - $  205,496,279
  Investment income,
    net ...............   13,829,570    5,160,451      142,226     19,132,247
  Other income ........      243,670            -            -        243,670
                        ------------ ------------ ------------ --------------
                         174,968,839   49,761,131      142,226    224,872,196
                        ------------ ------------ ------------ --------------
Losses and expenses:
  Losses and settlement
    expenses ..........  106,249,408   30,137,276            -    136,386,684
  Dividends to
    policyholders .....    2,342,072            -            -      2,342,072
  Amortization of
    deferred policy
    acquisition costs     36,695,579    9,512,382            -     46,207,961
  Other underwriting
    expenses ..........   16,139,342    2,952,419            -     19,091,761
  Interest expense ....      386,250      169,950            -        556,200
  Other expenses ......      418,849            -      495,671        914,520
                        ------------ ------------ ------------ --------------
                         162,231,500   42,772,027      495,671    205,499,198
                        ------------ ------------ ------------ --------------
    Operating income
      (loss) before
      income taxes ....   12,737,339    6,989,104     (353,445)    19,372,998
                        ------------ ------------ ------------ --------------
Realized investment
  gains (losses) ......    1,678,661     (116,982)           -      1,561,679
                        ------------ ------------ ------------ --------------
    Income (loss)
      before income
      taxes ...........   14,416,000    6,872,122     (353,445)    20,934,677
                        ------------ ------------ ------------ --------------
Income tax expense
  (benefit):
    Current ...........    6,087,704    1,341,972     (143,839)     7,285,837
    Deferred ..........   (2,406,737)     373,337       18,986     (2,014,414)
                        ------------ ------------ ------------ --------------
                           3,680,967    1,715,309     (124,853)     5,271,423
                        ------------ ------------ ------------ --------------
      Net income (loss) $ 10,735,033 $  5,156,813 $   (228,592)$   15,663,254
                        ============ ============ ============ ==============
Average shares
  outstanding .........                                            13,593,652
Per Share Data:
---------------
  Net income per share
   - basic and diluted  $       0.79 $       0.38 $      (0.02)$         1.15
  (Increase) decrease
    in provision for
    insured events of
    prior years (after
    tax) .............. $       0.19 $      (0.01)$          - $         0.18
  Catastrophe and storm
    losses (after tax)  $      (0.36)$      (0.05)$          - $        (0.41)
  Dividends per share                                          $         0.30
  Book value per share                                         $        17.88
Effective tax rate ....                                                 25.2%
Net income as a
  percent of beg. SH
  equity (annualized)                                                   13.7%

Other Information of
  Interest:
--------------------
  Increase (decrease)
    in provision for
    insured events of
    prior years ....... $ (4,102,933)$    267,355 $          - $   (3,835,578)
  Catastrophe and storm
    losses ............ $  7,540,121 $  1,065,671 $          - $    8,605,792
  GAAP Combined Ratio:
    Loss ratio ........        66.0%        67.6%            -          66.4%
    Expense ratio .....        34.3%        27.9%            -          32.9%
                        ------------ ------------ ------------ --------------
                              100.3%        95.5%            -          99.3%
                        ============ ============ ============ ==============


                          Property
Six Months Ended        and Casualty                 Parent
June 30, 2004             Insurance   Reinsurance   Company     Consolidated
-----------------------------------------------------------------------------
Revenues:
  Premiums earned ..... $123,569,319 $ 43,873,250 $          - $  167,442,569
  Investment income,
    net ...............    9,520,781    4,592,964       25,895     14,139,640
  Other income ........      341,591            -            -        341,591
                        ------------ ------------ ------------ --------------
                         133,431,691   48,466,214       25,895    181,923,800
                        ------------ ------------ ------------ --------------
Losses and expenses:
  Losses and settlement
    expenses ..........   84,870,340   29,738,286            -    114,608,626
  Dividends to
    policyholders .....    1,863,623            -            -      1,863,623
  Amortization of
    deferred policy
    acquisition costs     27,194,581    9,125,242            -     36,319,823
  Other underwriting
    expenses ..........   13,661,035    1,613,834            -     15,274,869
  Interest expense ....      386,250      169,950            -        556,200
  Other expenses ......      408,463            -      334,492        742,955
                        ------------ ------------ ------------ --------------
                         128,384,292   40,647,312      334,492    169,366,096
                        ------------ ------------ ------------ --------------
    Operating income
      (loss) before
      income taxes ....    5,047,399    7,818,902     (308,597)    12,557,704
                        ------------ ------------ ------------ --------------
Realized investment
  gains ...............    2,742,033      839,602            -      3,581,635
                        ------------ ------------ ------------ --------------
    Income (loss)
      before income
      taxes ...........    7,789,432    8,658,504     (308,597)    16,139,339
                        ------------ ------------ ------------ --------------
Income tax expense
  (benefit):
    Current ...........    2,121,530    2,504,246     (313,038)     4,312,738
    Deferred ..........     (260,946)      67,486      205,030         11,570
                        ------------ ------------ ------------ --------------
                           1,860,584    2,571,732     (108,008)     4,324,308
                        ------------ ------------ ------------ --------------
      Net income (loss) $  5,928,848 $  6,086,772 $   (200,589)$   11,815,031
                        ============ ============ ============ ==============
Average shares
  outstanding .........                                            11,540,381

Per Share Data:
---------------
  Net income per share
   - basic and diluted  $       0.51 $       0.53 $      (0.02)$         1.02
  (Increase) decrease
    in provision for
    insured events of
    prior years (after
    tax) .............. $      (0.20)$       0.08 $          - $        (0.12)
  Catastrophe and storm
    losses (after tax)  $      (0.44)$      (0.02)$          - $        (0.46)
  Dividends per share                                          $         0.30
  Book value per share                                         $        15.81
Effective tax rate ....                                                 26.8%
Net income as a percent
  of beg. SH equity
  (annualized) ........                                                 13.1%

Other Information of
  Interest:
--------------------
  Increase (decrease)
    in provision for
    insured events of
    prior years ....... $  3,689,100 $ (1,481,900)$          - $    2,207,200
  Catastrophe and storm
    losses ............ $  7,901,948 $    309,741 $          - $    8,211,689
  GAAP Combined Ratio:
    Loss ratio ........        68.7%        67.8%            -          68.4%
    Expense ratio .....        34.6%        24.5%            -          32.0%
                        ------------ ------------ ------------ --------------
                              103.3%        92.3%            -         100.4%
                        ============ ============ ============ ==============

NET WRITTEN PREMIUMS
                                    Three months ended June 30, 2005
                               --------------------------------------------
                                                             Percent of
                                                         Increase/(Decrease)
                                Percent of Net             in Net Written
                               Written Premiums                Premiums
                               ----------------          ------------------
Property and Casualty
 Insurance
  Commercial Lines:
   Automobile ..................       18.4%                     (3.1%)
   Liability ...................       17.0%                      1.8%
   Property ....................       15.1%                      2.8%
   Workers' Compensation .......       13.9%                     (2.6%)
   Other .......................        1.9%                     15.1%
                                   --------
     Total .....................       66.3%                      0.0%

  Personal Lines:
   Automobile ..................        7.0%                    (11.1%)
   Property ....................        6.0%                     (3.2%)
   Liability ...................        0.2%                      2.3%
                                   --------
     Total .....................       13.2%                     (7.5%)

Reinsurance ....................       20.5%                     (1.1%)
                                   --------
     Total .....................      100.0%
                                   ========

                                      Six months ended June 30, 2005
                               --------------------------------------------
                                                             Percent of
                                                         Increase/(Decrease)
                                Percent of Net             in Net Written
                              Written Premiums (a)          Premiums (a)
                              ------------------         ------------------
Property and Casualty
 Insurance
  Commercial Lines:
   Automobile ..................       18.4%                     (2.9%)
   Liability ...................       17.0%                      4.3%
   Property ....................       14.5%                      0.7%
   Workers' Compensation .......       14.0%                     (2.9%)
   Other .......................        1.8%                     21.3%
                                   --------
     Total .....................       65.7%                      0.2%

  Personal Lines:
   Automobile ..................        7.4%                    (12.3%)
   Property ....................        5.5%                     (4.2%)
   Liability ...................        0.2%                      4.5%
                                   --------
     Total .....................       13.1%                     (8.9%)

Reinsurance ....................       21.2%                     (7.5%)
                                   --------
     Total .....................      100.0%
                                   ========
(a) Excludes January 1, 2005 portfolio adjustment of $29,630,612 related to the change in the Company's aggregate participation in the pooling arrangement.


CONSOLIDATED BALANCE SHEETS - UNAUDITED
                                                     June 30,    December 31,
                                                       2005          2004
                                                 --------------  ------------
ASSETS
Investments:
  Fixed maturities:
    Securities held-to-maturity, at amortized
      cost (fair value $20,040,392 and
      $16,908,726) ............................. $   19,226,288  $ 15,895,607
    Securities available-for-sale, at fair value
     (amortized cost $652,649,086 and
     $541,401,950) .............................    678,614,386   565,000,931
  Fixed maturity securities on loan:
    Securities held-to-maturity, at amortized
      cost (fair value $788,432 and
      $13,684,880) .............................        761,879    13,310,264
    Securities available-for-sale, at fair value
      (amortized cost $53,351,569 and
      $54,389,046)  ............................     53,608,811    54,653,472
  Equity securities available-for-sale, at fair
    value (cost $61,183,374 and $59,589,434) ...     82,076,827    78,692,893
  Other long-term investments, at cost .........      5,706,817     5,550,093
  Short-term investments, at cost ..............     59,124,225    46,238,853
                                                 --------------  ------------
      Total investments ........................    899,119,233   779,342,113

Balances resulting from related party
  transactions with Employers Mutual:
     Reinsurance receivables ...................     36,156,345    26,316,358
     Prepaid reinsurance premiums ..............      4,658,650     3,682,676
     Deferred policy acquisition costs .........     34,134,673    27,940,583
     Defined benefit retirement plan, prepaid
       asset ...................................      2,232,820     2,684,463
     Other assets ..............................      3,370,243     1,877,564
     Indebtedness of related party .............      7,712,226             -

Cash ...........................................        511,958        61,088
Accrued investment income ......................      9,580,070     8,726,292
Accounts receivable (net of allowance for
  uncollectible accounts of $0 and $0) .........        213,304       216,836
Income taxes recoverable .......................      2,526,626     3,399,485
Deferred income taxes ..........................     10,066,413     9,504,193
Goodwill, at cost less accumulated amortization
  of $2,616,234 and $2,616,234 .................        941,586       941,586
Securities lending collateral ..................     55,560,180    70,122,695
                                                 --------------  ------------
       Total assets ............................ $1,066,784,327  $934,815,932
                                                 ==============  ============

LIABILITIES
Balances resulting from related party
  transactions with Employers Mutual:
      Losses and settlement expenses ........... $  538,186,796  $429,677,302
      Unearned premiums ........................    160,647,881   131,589,365
      Other policyholders' funds ...............      3,098,432     2,825,809
      Surplus notes payable ....................     36,000,000    36,000,000
      Indebtedness to related party ............              -     6,058,848
      Employee retirement plans ................     12,962,321     9,764,406
      Other liabilities ........................     16,999,267    20,304,475

Securities lending obligation ..................     55,560,180    70,122,695
                                                 --------------  ------------
        Total liabilities ......................    823,454,877   706,342,900
                                                 --------------  ------------
STOCKHOLDERS' EQUITY
Common stock, $1 par value,
  authorized 20,000,000 shares;
  issued and outstanding, 13,605,671 shares
  in 2005 and 13,568,945 shares in 2004 ........     13,605,671    13,568,945
Additional paid-in capital .....................    104,142,392   103,467,293
Accumulated other comprehensive income .........     30,625,397    27,928,463
Retained earnings ..............................     94,955,990    83,508,331
                                                 --------------  ------------
      Total stockholders' equity ...............    243,329,450   228,473,032
                                                 --------------  ------------
      Total liabilities and stockholders' equity $1,066,784,327  $934,815,932
                                                 ==============  ============

The Company had total cash and invested assets with a carrying value of $899.6 million and $779.4 million as of June 30, 2005 and December 31, 2004, respectively. The following table summarizes the Company's cash and invested assets as of the dates indicated:

                                                Percent of
($ in thousands)       Amortized                 Total at    Carrying
June 30, 2005             Cost     Fair Value   Fair Value     Value
-------------------    ---------   ----------   ----------   --------
Fixed maturities,
  held-to-maturity .... $ 19,988     $ 20,829        2.3%    $ 19,988
Fixed maturities,
  available-for-sale ..  706,001      732,223       81.3%     732,223
Equity securities,
  available-for-sale ..   61,183       82,077        9.1%      82,077
Cash ..................      512          512        0.1%         512
Short-term investments    59,124       59,124        6.6%      59,124
Other long-term
  investments .........    5,707        5,707        0.6%       5,707
                        --------     --------      -----     --------
                        $852,515     $900,472      100.0%    $899,631
                        ========     ========      =====     ========

                                                Percent of
($ in thousands)        Amortized                Total at    Carrying
December 31, 2004         Cost     Fair Value   Fair Value     Value
-------------------    ---------   ----------   ----------   --------
Fixed maturities,
  held-to-maturity .... $ 29,206     $ 30,594        3.9%    $ 29,206
Fixed maturities,
  available-for-sale ..  595,791      619,654       79.4%     619,654
Equity securities,
  available-for-sale ..   59,589       78,693       10.1%      78,693
Cash ..................       61           61          -           61
Short-term investments    46,239       46,239        5.9%      46,239
Other long-term
  investments .........    5,550        5,550        0.7%       5,550
                        --------     --------      -----     --------
                        $736,436     $780,791      100.0%    $779,403
                        ========     ========      =====     ========

The amortized cost and estimated fair values of fixed maturity and equity securities at June 30, 2005 were as follows:

                                              Held-To-Maturity
                               ----------------------------------------------
                                             Gross        Gross     Estimated
                               Amortized   Unrealized   Unrealized     Fair
($ in thousands)                  Cost       Gains        Losses      Value
                               ---------   ----------   ----------  ---------
U.S. treasury securities and
  obligations of U.S.
  government corporations
  and agencies .............   $  19,025   $      756   $        -  $  19,781
Mortgage-backed securities           963           85            -      1,048
                               ---------   ----------   ----------  ---------
    Total securities
      held-to-maturity .....   $  19,988   $      841   $        -  $  20,829
                               =========   ==========   ==========  =========

                                              Available-For-Sale
                               ----------------------------------------------
                                             Gross        Gross     Estimated
                               Amortized   Unrealized   Unrealized     Fair
($ in thousands)                  Cost       Gains        Losses      Value
                               ---------   ----------   ----------  ---------
U.S. treasury securities and
  obligations of U.S.
  government corporations
  and agencies .............  $  292,896   $      855   $      137  $ 293,614
Obligations of states and
  political subdivisions ...     251,976       14,009            5    265,980
Mortgage-backed securities        10,409          645            -     11,054
Public utilities ...........       9,198        1,211            -     10,409
Debt securities issued by
  foreign governments ......       7,112          260            -      7,372
Corporate securities .......     134,410        9,858          474    143,794
                              ----------   ----------   ----------  ---------
    Total fixed maturity
      securities ...........     706,001       26,838          616    732,223
                              ----------   ----------   ----------  ---------
Equity securities
  Common stocks ............      60,683       22,003        1,124     81,562
  Non-redeemable preferred
    stocks .................         500           15            -        515
                              ----------   ----------   ----------  ---------
  Total equity securities ..      61,183       22,018        1,124     82,077
                              ----------   ----------   ----------  ---------
    Total securities
      available-for-sale      $  767,184   $   48,856   $    1,740  $ 814,300
                              ==========   ==========   ==========  =========